UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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Murphy USA Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
MURPHY USA INC. 2022 Annual Meeting Vote by May 04, 2022 11:59 PM ET

MURPHY USA INC. ATIN: Connie Vaughn-Dunn 200 EAST PEACH STREET EL DORADO, AR 71730

You invested in MURPHY USA INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 05, 2022.

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Four Class Ill Directors Whose Current Term Expires on the Date of the Annual Meeting

	Nominees:	For

01) R. Madison Murphy 03) David B. Miller

02) R. Andrew Clyde 04) Rosemary L. Turner
2.	Approval of Executive Compensation on an Advisory, Non-Binding Basis.	For
3.	Determine the Frequency of Stockholder Approval of the Compensation of the Named Executive Officers on an Advisory, Non-Binding Basis.	Year
4.	Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2022.	For
NOTE: Such other business as may properly come before the meeting.

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